SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 23, 1997
                                                        ----------------



                            Nocopi Technologies, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Maryland                                0-20333                               87-0406496
-------------------------------                 --------------------           -------------------------------
(State or other jurisdiction of                (Commission File No.)           (I.R.S. Employer Identification
            incorporation)                                                                   No.)




230 Sugartown Road, Wayne, Pennsylvania                       19087
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(Address of principal executive offices)                    (Zip Code)



(Registrant's telephone number, including area code)  (610) 687-2000
                                                     -------------------



                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Effective October 23, 1997, the Registrant engaged the accounting firm BDO Seidman, LLP to act as the principal accountant to audit the Registrant's financial statements.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the date on which the Registrant engaged such firm, the Registrant did not consult such firm, nor did anyone acting on the Registrant's behalf consult such firm, regarding any matter described in Item 304(a)(2)(i) or
(ii) of Regulation S-K.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NOCOPI TECHNOLOGIES, INC.
                                       -------------------------
                                       (Registrant)


Dated: October 27, 1997                 By: /s/ Rudolph A. Lutterschmidt
                                            -------------------------------
                                        Rudolph A. Lutterschmidt, Vice President
                                        and Chief Financial Officer





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